UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2013

NORTHERN MINERALS & EXPLORATION LTD.

(Exact name of registrant as specified in its charter)

Nevada	333-146934	98-0557171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

736 Bay Street, Suite 1205, Toronto, Ontario, Canada	M5G 2M4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (416) 619-0611

PUNCHLINE RESOURCES LTD.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

Effective September 14, 2012, our company entered into an option agreement (as amended and restated on November 15, 2012 and February 1, 2013) with AHL Holdings Ltd., a Nevada corporation, and Golden Sands Exploration Inc., a company incorporated under the laws of British Columbia, Canada, wherein we acquired an option to purchase a 70% interest in and to certain mining claims from AHL Holdings and Golden Sands, which claims comprise the Winnemucca Mountain Property near Winnemucca, Nevada.  If the option is exercised, the option agreement provides that AHL Holdings and Golden Sands will enter into a joint venture agreement. Our company will solely be responsible for financing the joint venture and will act as sole operator in consideration of a fee.

Effective August 28, 2013, our company entered into an amended and restated option agreement with AHL Holdings and Golden Sands which materially modifies and replaces the terms of the original option agreement (as amended). The amended and restated agreement increases the interest that we may purchase in the Winnemucca property to 80% from 70%, modifies the exercise price payable in respect of the option, and extends schedule for delivery of payment and performance of obligations required for exercise of the option.   In that regard, the aggregate cash fee payable to exercise the option has been increased from $1,715,000 to $1,755,000 and the total number of common shares issuable to exercise the option has been increased from 100,000 to 2,100,000.  The revised payment schedule also defers $1,000,000 of the total sum payable until December 31, 2017, and defers all existing exploration milestones by 1 year.  Finally the agreement provides that the Canadian optionor may elect to receive shares of our common stock in lieu of any cash payments payable pursuant to the agreement at a 75% discount to the then current market price.

The complete revised option payment and exploration expense schedule is as follows:

•	on signing of the Original Option Agreement, $50,000 (paid);
•	a further $25,000 by November 15, 2012 (paid);
•	a further $10,000 (paid)
•	a further $30,000 by April 17, 2013 (paid);
•	a further $20,000 on the signing of the Amended and Restated Option Agreement (paid):
•	a further $20,000, by January 31, 2014;
•	a further $50,000 by December 31, 2014;
•	a further $150,000; by December 31, 2015;
•	a further $400,000, by December 31, 2016; and
•	a further $1,000,000 by December 31, 2017;
•	issue and deliver 100,000 Shares on September 30, 2012;
•	issue and deliver 500,000 Shares by September 30, 2013;
•	500,000 Shares by January 31, 2014;
•	500,000 Shares by December 31, 2014; and
•	500,000 Shares by December 31, 2015;
•	incur Exploration Expense of at least $150,000 by July 1, 2014 (as of the date of this Report, the Exploration Expense totals $20,000);
•	incur Cumulative Exploration Expense of at least $250,000 by December 31, 2014;
•	incur Cumulative Exploration Expense of at least $1,000,000 by December 31, 2015;
•	incur Cumulative Exploration Expense of at least $2,000,000 by December 31, 2016;
•	incur Cumulative Exploration Expense of at least $4,000,000 by December 31, 2017;

Additionally, to exercise the option, we must pay advanced royalty payments as follows:

•	$20,000 by April 1, 2013 (paid)
•	$10,000 by April 1, 2014;
•	$20,000 by April 1, 2015
•	$20,000 by April 1, 2016; and
•	$50,000 by each successive April 1 until production commences from the Property.

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The foregoing summary is qualified entirely by the full text of the Amended and Restated Option Agreement which is incorporated into this report as exhibit 10.1.

Item 9.01	Financial Statements and Exhibits
10.1	Amended and Restated Option Agreement dated August 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN MINERALS & EXPLORATION LTD.
/s/ Ramzan Savji
Ramzan Savji
President and Director

Date:	August 29, 2013

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